UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §.240.14a-12

CHEVRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(4) Date Filed:

Chevron
YOUR VOTE IS
IMPORTANT.
PLEASE JOIN YOUR FELLOW STOCKHOLDERS AND
VOTE TODAY.

May 8, 2015	YOUR VOTE IS IMPORTANT VOTE NOW SO WE HAVE YOUR VOTE BY MAY 27
Dear Stockholder,

You should have recently received proxy material regarding Chevron Corporation’s 2015 Annual Meeting of Stockholders to be held on May 27, 2015. Your vote is important. If you have not voted, please do so.

Vote By Internet: Go to www.proxyvote.com or, from a smart phone, scan the QR Barcode that appears on your voting form. Have your control number listed on the voting form ready and follow the instructions.

For your convenience, we are enclosing a voting form. Please vote your shares by Internet, telephone, or mail by following the instructions on the voting form.	Vote By Phone: Call the toll free number listed on your voting form. Have your control number listed on the voting form ready and follow the instructions.
Thank you for your investment in Chevron.	Vote By Mail: Mark, sign, and date your voting form and return it in the postage-paid return envelope included in this mailing.

Confidential Voting: Chevron has a confidential voting policy to protect the privacy of your vote.

CHEVRON CORPORATION 6001 BOLLINGER CANYON ROAD SAN RAMON, CA 94583-2324 ATTN: CORPORATE GOVERNANCE DEPARTMENT

VOTE BY TELEPHONE OR INTERNET OR MAIL

24 Hours a Day, 7 Days a Week

VOTE BY INTERNET - www.proxyvote.com or, from a smartphone, scan the QR Barcode above.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date or on the applicable Employee Voting Plan cutoff date. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date or on the applicable Employee Voting Plan cutoff date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Chevron Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M82767-P61354-Z64954	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

CHEVRON CORPORATION
	If you wish to vote in accordance with the Board of Directors’ recommendations, you need only sign, date, and return this proxy card.
	Your Board recommends you vote FOR the election of the following Board Nominees for Director 1a through 1l:			For	Against	Abstain

	1a.	A. B. Cummings Jr.		☐	☐	☐

	1b.	L. F. Deily		☐	☐	☐	Your Board recommends you vote AGAINST stockholder proposals 4 through 13:		For	Against	Abstain

	1c.	R. E. Denham		☐	☐	☐	4.	Disclose Charitable Contributions of $5,000 or More	☐	☐	☐

	1d.	A. P. Gast		☐	☐	☐	5.	Report on Lobbying	☐	☐	☐

	1e.	E. Hernandez Jr.		☐	☐	☐	6.	Cease Using Corporate Funds for Political Purposes	☐	☐	☐

	1f.	J. M. Huntsman Jr.		☐	☐	☐	7.	Adopt Dividend Policy	☐	☐	☐

	1g.	C. W. Moorman		☐	☐	☐	8.	Adopt Targets to Reduce GHG Emissions	☐	☐	☐

	1h.	J. G. Stumpf		☐	☐	☐	9.	Report on Shale Energy Operations	☐	☐	☐

	1i.	R. D. Sugar		☐	☐	☐	10.	Adopt Proxy Access Bylaw	☐	☐	☐

	1j.	I. G. Thulin		☐	☐	☐	11.	Adopt Policy for Independent Chairman	☐	☐	☐

	1k.	C. Ware		☐	☐	☐	12.	Recommend Independent Director with Environmental Expertise	☐	☐	☐

	1l.	J. S. Watson		☐	☐	☐	13.	Set Special Meetings Threshold at 10%	☐	☐	☐

Your Board recommends you vote FOR Board proposals 2 and 3:				For	Against	Abstain

2.	Ratification of Appointment of PWC as Independent Registered Public Accounting Firm			☐	☐	☐

3.	Advisory Vote to Approve Named Executive Officer Compensation			☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Dear Stockholder:

The lower portion of this form is your proxy card for voting at Chevron Corporation’s 2015 Annual Meeting of Stockholders. It is important that you vote. You may vote by telephone, Internet, or mail by following the instructions printed on this form. If you vote by mail, please mark, sign, date, and return the proxy card (the lower portion of this form) using the enclosed postage-paid envelope or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You must sign, date, and return the proxy card for your vote to be counted.

Important Notice Regarding Admission to the 2015 Annual Meeting

We have changed our admission policy for the Annual Meeting. Stockholders or their legal proxy holders who wish to attend the Annual Meeting must preregister with and obtain an admission ticket from Chevron’s Corporate Governance Department. Tickets will be distributed on a first-come, first-served basis. Requests for admission tickets must be received by Chevron no later than 5:00 p.m. PDT on Thursday, May 21, 2015. For complete instructions for preregistering and obtaining an admission ticket, see page 84 of the Proxy Statement.

Sincerely,
Lydia I. Beebe
Corporate Secretary and Chief Governance Officer

Annual Meeting of Stockholders
•	Meeting Date:	Wednesday, May 27, 2015
•	Meeting Time:	8:00 a.m., PDT (doors open at 7:30 a.m.)
•	Meeting Location:	Chevron Park Auditorium
6001 Bollinger Canyon Road
San Ramon, CA 94583-2324

Prohibited items: Cameras, recording equipment, electronic devices (including cell phones, tablets, laptops, etc.), purses, bags, briefcases, or packages will NOT be allowed into the Annual Meeting, other than for Company purposes. A checkroom or station for such items will be provided. We reserve the right to deny admission to any person carrying any item that may pose a threat to the physical safety of stockholders or other meeting participants. Attendees will be asked to pass through a security screening device prior to entering the Annual Meeting. We regret any inconvenience this may cause you, and we appreciate your cooperation. We also reserve the right to implement additional security procedures to ensure the safety of meeting attendees.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 27, 2015: The Notice of the 2015 Annual Meeting, 2015 Proxy Statement, and 2014 Annual Report are available at www.proxyvote.com.

M82768-P61354-Z64954

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CHEVRON CORPORATION

The undersigned stockholder of Chevron Corporation hereby appoints John S. Watson, R. Hewitt Pate, and Mary A. Francis, and each of them, proxy holders of the undersigned, each with full power of substitution, to represent and to vote all the shares of Chevron Corporation common stock held of record by the undersigned on Wednesday, April 1, 2015 at Chevron Corporation’s Annual Meeting of Stockholders, to be held on Wednesday, May 27, 2015, and any adjournment or postponement thereof. The proxy holders will vote as directed by the undersigned. If the undersigned signs, dates, and returns this proxy card but gives no directions for voting, the proxy holders will vote in accordance with the Board’s recommendations. The proxy holders will vote in accordance with their discretion on such other matters as may properly come before the meeting and any adjournment or postponement thereof, including, without limitation, any proposal to adjourn the meeting to a later time and place for the purpose of soliciting additional proxies, unless the undersigned strikes out this sentence.

If shares of Chevron Corporation common stock are issued to or held for the account of the undersigned under employee stock or retirement benefit plans and voting rights are attached to such shares (an “Employee Voting Plan”), the undersigned hereby directs the respective fiduciary of each applicable Employee Voting Plan to vote all shares of Chevron Corporation common stock held in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein, at Chevron Corporation’s Annual Meeting of Stockholders and any adjournment or postponement thereof, on all matters properly coming before the meeting, including but not limited to the matters set forth on the reverse side. If the undersigned has shares in an Employee Voting Plan and does not vote those shares, the Employee Voting Plan fiduciary may or may not vote the shares, in accordance with the terms of the Employee Voting Plan. All votes of Employee Voting Plan shares must be received by the respective fiduciary by 11:59 P.M., EDT, Thursday, May 21, 2015, or other Employee Voting Plan cutoff date determined by the Employee Voting Plan fiduciary, in order to be counted. Employee Voting Plan shares may not be voted at the meeting.

Your telephone or Internet vote authorizes the named proxy holders and/or the respective Employee Voting Plan fiduciary to vote the shares in the same manner as if you marked, signed, and returned your proxy form.

If you vote your proxy via telephone or Internet, you do not need to mail back your proxy card.

If you vote by mail, please mark, sign, date, and return the proxy card on the reverse side and return it using the enclosed postage-paid envelope or return it to Chevron Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CHEVRON CORPORATION ANNUAL MEETING FOR HOLDERS AS OF 4/1/15 TO BE HELD ON 5/27/15 Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form  below at hand. Please note that the telephone and Internet  voting turns off at 11:59 p.m. ET the night before the meeting or  cutoff date.

Vote by Internet:    www.proxyvote.com, or, from a smartphone  scan the QR Barcode above.

Vote by Phone:      1-800-454-8683

Vote by Mail:          Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M82807-P60481

Important Notice Regarding the Availability of Proxy Materials for the   Shareholder Meeting to Be Held on Wednesday, May 27, 2015. The Notice of   the 2015 Annual Meeting, 2015 Proxy Statement, and the 2014 Annual Report   are available at www.proxyvote.com.

						PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON		☐

The Board of Directors recommends you vote FOR the election of the following Board Nominees for Director:			For	Against	Abstain	The Board of Directors recommends you vote FOR the following Board proposals:		For	Against	Abstain

1a.	A. B. Cummings Jr.		☐	☐	☐	2.	Ratification of Appointment of PWC as Independent Registered Public Accounting Firm	☐	☐	☐

1b.	L. F. Deily		☐	☐	☐	3.	Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐

1c.	R. E. Denham		☐	☐	☐	The Board of Directors recommends you vote AGAINST the following stockholder proposals:

1d.	A. P. Gast		☐	☐	☐	4.	Disclosure Charitable Contributions of $5,000 or More	☐	☐	☐

1e.	E. Hernandez Jr.		☐	☐	☐	5.	Report on Lobbying	☐	☐	☐

1f.	J. M. Huntsman Jr.		☐	☐	☐	6.	Cease Using Corporate Funds for Political Purposes	☐	☐	☐

1g.	C. W. Moorman		☐	☐	☐	7.	Adopt Dividend Policy	☐	☐	☐

1h.	J. G. Stumpf		☐	☐	☐	8.	Adopt Targets to Reduce GHG Emissions	☐	☐	☐

1i.	R. D. Sugar		☐	☐	☐	9.	Report on Shale Energy Operations	☐	☐	☐

1j.	I. G. Thulin		☐	☐	☐	10.	Adopt Proxy Access Bylaw	☐	☐	☐

1k.	C. Ware		☐	☐	☐	11.	Adopt Policy for Independent Chairman	☐	☐	☐

1l.	J. S. Watson		☐	☐	☐	12.	Recommend Independent Director with Environmental Expertise	☐	☐	☐

						13.	Set Special Meetings Threshold at 10%	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date